Supplement dated May 1, 2010 to

Prospectus dated May 1, 2010 for

Legacy Survivorship Variable Universal Life

issued by

Columbus Life Insurance Company

through its Separate Account 1

On or about June 1, 2010, certain variable insurance funds offered by the Van Kampen Life Investment Trust and The Universal Institutional Funds, Inc. are expected to be reorganized into the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as result of Invesco’s acquisition of Van Kampen Investments and Morgan Stanley’s retail asset management business.

Prior to June 1, 2010, you should refer to the prospectuses for the Van Kampen LIT Capital Growth Portfolio, Van Kampen LIT Comstock Portfolio and the UIF U.S. Mid Cap Value Portfolio.

On and after June 1, 2010, you should refer to the prospectuses for the Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund and Invesco Van Kampen V.I. Mid Cap Value Fund.

The corresponding fund names are as follows:

Fund name prior to June 1, 2010	Fund name on and after June 1, 2010

Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund
UIF U.S. Mid Cap Value Portfolio	Invesco Van Kampen V.I. Mid Cap Value Fund

Please retain this Supplement for future reference